UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2013

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202

(Address of principal executive offices)	(Zip Code)

(303) 312 - 3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers

On September 10, 2013, CoBiz Financial Inc. (the “Company”) announced that Jonathan C. Lorenz will be named as chairman of the board of the Company’s subsidiary, CoBiz Bank (the “Bank”), and will no longer serve in the role of Chief Executive Officer of the Bank.  These changes will be effective January 1, 2014.

(c) Appointment of Certain Officers

On September 10, 2013, the Company also announced that Scott Page has been elected to serve as Chief Executive Officer of the Bank effective January 1, 2014.  Mr. Page is currently the Colorado Market President of the Bank and Director of Wealth Management.  Mr. Page will continue to manage the Company’s wealth advisory unit.  The information regarding Mr. Page required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K are hereby incorporated by reference from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

             99.1     Press Release issued September 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.
(Registrant)

/s/ Lyne Andrich
Lyne Andrich
EVP & CFO

Date: September 11, 2013